SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report JANUARY 12, 2000

                           THE SPORTS AUTHORITY, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                      1-13426                 36-3511120
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(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

3383 N. State Road 7, Ft. Lauderdale, Florida                    33319
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 (Address of principal executive offices)                      (Zip Code)

                                 (954) 735-1701
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              (Registrant's telephone number, including area code)

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ITEM 8.  CHANGE IN FISCAL YEAR

         On January 11, 2000, the Company's Board of Directors changed its fiscal year, as follows: the last day of the 1999 fiscal year will be Saturday, January 29, 2000, and the last day of each succeeding fiscal year will be the Saturday closest to the end of January of the succeeding year. For the 1999 fiscal year, the effect of this change will be to add six days, which will be included in the year reported in the Company's Form 10-K for fiscal 1999.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         THE SPORTS AUTHORITY, INC.

Date: January 12, 2000                   By: /S/ GEORGE R. MIHALKO
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                                                 George R. Mihalko
                                                 Executive Vice President and
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)

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